SCHEDULE 14A
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

                               (Amendment No.   )


Filed by the Registrant                       [X]
Filed by a party other than the Registrant    [ ]
Check the appropriate box:
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   [ ]   Confidential, for Use of the Commission Only (as permitted by Rule
         14a-6(e)(2))
   [X]   Definitive Proxy Statement
   [ ]   Definitive Additional Materials
   [ ]   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                           PENNICHUCK CORPORATION
---------------------------------------------------------------------------
             (Name of Registrant as Specified in Its Charter)


---------------------------------------------------------------------------
  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


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


                           PENNICHUCK CORPORATION
                               4 Water Street
                         Nashua, New Hampshire 03061

                  NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            Tuesday, May 27, 2003

To Our Shareholders:

      The Annual Meeting of Shareholders of Pennichuck Corporation ("Company") will be held at 3:00 p.m. on Tuesday, May 27, 2003, at the Nashua Marriott Hotel, 2200 Southwood Drive, Nashua, New Hampshire for the following purposes:

      (1)   To elect two Directors;
      (2) To ratify the appointment of PricewaterhouseCoopers LLP as independent accountants for the Company for the fiscal year ending December 31, 2003; and
      (3) To transact such other business as may properly come before the meeting or any adjournments thereof.

      The Board of Directors has fixed the close of business on April 14, 2003 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting. Only holders of common stock of record at the close of business on that date will be entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof. Your attention is directed to the attached Proxy Statement.

                                       By Order of the Board of Directors,


                                       RICHARD A. SAMUELS, ESQ.
                                       Secretary

Nashua, New Hampshire
April 25, 2003

WE URGE SHAREHOLDERS TO MARK, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. THE GIVING OF THE PROXY WILL NOT AFFECT YOUR RIGHTS TO VOTE AT THE MEETING IF THE PROXY IS REVOKED AS SET FORTH IN THE ACCOMPANYING PROXY STATEMENT.

                           PENNICHUCK CORPORATION
                               4 Water Street
                         Nashua, New Hampshire 03061

                             -------------------

                               PROXY STATEMENT
                                     for
                     2003 ANNUAL MEETING OF SHAREHOLDERS
                                to be held on
                                May 27, 2003

                             -------------------

About the Annual Meeting

      Why have I received these materials?

      This Proxy Statement and the accompanying proxy are being mailed to shareholders on or about April 25, 2003. The proxy is being solicited by the Board of Directors of Pennichuck Corporation (referred to throughout this Proxy Statement as "Pennichuck" or the "Company" or "we" or "our") in connection with our Annual Meeting of Shareholders that will take place on Tuesday, May 27, 2003, at 3:00 p.m., and at any adjournment thereof. You are cordially invited to attend the Annual Meeting and are requested to vote on the proposals described in this Proxy Statement.

      A copy of our Annual Report to Shareholders for the year ended December 31, 2002 has also been mailed to you.

      Who is entitled to vote at the Annual Meeting?

      Holders of shares of common stock of Pennichuck as of the close of business on April 14, 2003 will be entitled to vote at the Annual Meeting. On April 14, 2003, 2,391,439 shares of common stock were outstanding, each of which is entitled to one vote with respect to each matter to be voted on at the Annual Meeting.

      How do I vote my shares at the Annual Meeting?

      If you are a "record" shareholder of common stock (that is, if you hold common stock in your own name in Pennichuck's stock records maintained by our transfer agent, American Stock Transfer & Trust Company), you may complete and sign the accompanying proxy card and return it to Pennichuck or deliver it in person.

      "Street name" shareholders of common stock (that is, shareholders who hold common stock through a broker or other nominee) who wish to vote at the Annual Meeting will need to obtain a proxy form from the institution that holds their shares and follow the voting instructions on such form.

      Can I change my vote after I return my proxy card?

      Yes. After you have submitted a proxy, you may change your vote at any time before the proxy is exercised by submitting a notice of revocation or a proxy bearing a later date. You may change your vote either by submitting a proxy card prior to the date of the Annual Meeting or by voting again prior to the time at which our voting facilities close. In any event, the later submitted vote will be recorded and the earlier vote revoked.

      What constitutes a quorum for purposes of the Annual Meeting?

      The presence at the Annual Meeting in person or by proxy of the holders of a majority of the voting power of all outstanding shares of common stock entitled to vote shall constitute a quorum for the transaction of business. Proxies marked as abstaining (including proxies containing broker non-votes) on any matter to be acted upon by shareholders will be treated as present at the meeting for purposes of determining a quorum but will not be counted as votes cast on such matters.

      What vote is required to approve each proposal at the Annual Meeting?

      The election of Directors and the ratification of the appointment of PricewaterhouseCoopers LLP at the Annual Meeting require the affirmative vote of a majority of the votes cast at the Annual Meeting by shares represented in person or by proxy and entitled to vote on the respective proposal.

      A properly executed proxy marked "ABSTAIN" with respect to any matter will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention on any such matter will have the same effect as a vote withheld on the election of Directors or as a negative vote on another proposal submitted to the shareholders, as the case may be. If you hold your shares in "street name" through a broker or other nominee, shares represented by "broker non-votes" will be counted in determining whether there is a quorum but will not be counted as votes cast on such matters.

How does the Board recommend that I vote my shares?

      Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board of Directors. The Board's recommendation is set forth together with the description of each proposal in this Proxy Statement. In summary, the Board recommends a vote:

      * FOR the Directors' proposal to elect the two nominees as Directors of Pennichuck; and
      * FOR the Directors' proposal to ratify the appointment of PricewaterhouseCoopers LLP as independent public accountants for Pennichuck for the year ending December 31, 2003.

      With respect to any other matter that properly comes before the Annual Meeting, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion in the best interests of Pennichuck. At the date of this Proxy Statement, the Board of Directors had no knowledge of any business other than that described herein that would be presented for consideration at the Annual Meeting.

Who will bear the expense of soliciting proxies?

      Pennichuck will bear the cost of soliciting proxies in the form enclosed. In addition to the solicitation by mail, proxies may be solicited personally or by telephone, facsimile or electronic transmission by our Directors, officers and employees. We may reimburse brokers holding common stock in their names or in the names of their nominees for their expenses in sending proxy materials to the beneficial owners of such common stock.

Is there any information that I should know about future annual meetings?

      Shareholder Proposals

      Any shareholder who intends to present a proposal for inclusion in the proxy statement for the 2004 Annual Meeting of Shareholders (the "2004 Annual Meeting") must deliver the proposal to the Company Secretary at Four Water Street, P. O. Box 448, Nashua, New Hampshire 03061-0448 in writing not later than December 26, 2003, if the proposal is submitted for inclusion in our proxy materials for that meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934. For any proposal that is not submitted for inclusion in next year's proxy statement, but is instead sought to be presented directly at the 2004 Annual Meeting, Securities and Exchange Commission rules permit management to vote proxies in its discretion if we:
(1) receive notice of the proposal before the close of business on March 12, 2004, and advise shareowners in the 2004 proxy statement about the nature of the matter and how management intends to vote on such matter; or (2) do not receive notice of the proposal prior to the close of business on March 12, 2004. Notices of intention to present proposals at the 2004 Annual Meeting should be addressed to Corporate Secretary, Pennichuck Corporation, Four Water Street, P. O. Box 448, Nashua, New Hampshire 03061-0448.

                             GENERAL DISCLOSURES

Security Ownership of Certain Beneficial Owners

      To the best knowledge of Pennichuck, and except as otherwise indicated below under the section entitled "Security Ownership of Management", the following are the only person(s) or entity to beneficially own more than 5% of the outstanding shares of our common stock as of April 14, 2003.


Name and Address of             Amount and Nature of    % Common Stock
Beneficial Owner                Beneficial Ownership    Outstanding (2)
-------------------             --------------------    ---------------

Banknorth Investment (1)              170,452                6.9%
Management Group
143 North Main Street
Concord, New Hampshire 03301

--------------------
<F1>  The Banknorth Investment Management Group claims sole power to vote or to direct the vote over 4,761 shares; shared power to vote or to direct the vote over 0 shares; sole power to dispose or to direct the disposition of 56,257 shares; and shared power to dispose or to direct the disposition of 114,195 shares.

<F2>  Calculation of percentage is based upon a total of 2,476,075 shares, which total includes shares outstanding and entitled to vote of 2,391,439 plus 84,636 shares which have not been issued but which may be issued with 60 days of April 14, 2003 if persons having rights to exercise stock options within such period exercise such rights.

Security Ownership of Management

      To the best knowledge of Pennichuck, the following table sets forth information as of April 14, 2003 with respect to outstanding shares of our common stock beneficially owned by each nominee and Director, the executive officers named in the Executive Compensation table below, and by all nominees, Directors and executive officers as a group:



                                           Amount and         % of Common
                                            Nature of          Stock Out-
                                           Beneficial         standing (if
Name of Beneficial Owner                 Ownership(1)(3)    more than 1%)(2)
----------------------------------------------------------------------------

Maurice L. Arel (3)(4)                        52,546              2.1%
Joseph A. Bellavance (3)                      11,672                 -
Charles E. Clough                             24,353              1.0%
Stephen J. Densberger (3)(4)                  25,089              1.0%
Bonalyn J. Hartley (3)(4)                     13,993                 -
Robert P. Keller                               2,412                 -
John R. Kreick                                   713                 -
Hannah M. McCarthy(3)                            712                 -
Martha E. O'Neill                             12,200                 -
Charles J. Staab(3)(4)                        22,334                 -
Donald L. Ware (4)                            13,401                 -

All nominees, Directors and executive
 officers as a group
 (11 persons) (3)(4)                         179,425              7.2%

--------------------




<F1>  Shares beneficially owned means shares over which a person exercises sole or shared voting or investment power or shares of which a person has the right to acquire beneficial ownership within 60 days of April 14, 2003. Unless otherwise noted, the individuals and group above have sole voting and investment power with respect to shares beneficially owned.
<F2>  Calculation of percentages is based upon a total of 2,476,075 shares, which total includes shares outstanding and entitled to vote of 2,391,439 plus 84,636 shares which have not been issued but which may be issued within 60 days of April 14, 2003 if persons having rights to exercise stock options within such period exercise such rights.
<F3>  The individuals and group noted above have sole voting and investment power with respect to shares beneficially owned, except as stated in Note (4) below and except that voting and investment power is shared as follows: Mr. Bellavance - 3,965 shares, Mr. Densberger - 6,589 shares, Ms. Hartley - 3,493 shares, Mr. Kreick - 713 shares and Ms. McCarthy - 712 shares.
<F4>  Includes shares subject to unexercised stock options previously granted which officers have a right to acquire within 60 days of April 14, 2003. Mr. Arel holds options to acquire 20,000 shares, Mr. Densberger holds options to acquire 15,500 shares, Ms. Hartley holds options to acquire 10,500 shares, Mr. Staab holds options to acquire 12,500 shares and Mr. Ware holds options to acquire 10,594 shares.

                            ELECTION OF DIRECTORS

General

      Our Board of Directors consists of eight members divided into three classes, each serving for three years, with one class being elected each year. The Board has nominated Joseph A. Bellavance and Robert P. Keller, each incumbent Directors, for re-election to three-year terms expiring at the Annual Meeting of Shareholders in 2006.

      The Board of Directors recommends a vote FOR the election of the two nominees as Directors of the Company.

Information as to Nominees and Continuing Directors

      Unless otherwise directed in the proxy, each proxy executed and returned by a shareholder will be voted FOR the election of the two nominees. If any person named as nominee should be unable or unwilling to stand for election at the time of the Annual Meeting, the proxies will nominate and vote for a replacement nominee or nominees recommended by the Board of Directors. All nominees have indicated to the Company their willingness to be nominated as Directors and to serve as Directors if elected. At this time, the Board of Directors knows of no reason why any of the nominees listed below would not be able to serve as a Director if elected.

      The following table sets forth information concerning the two persons nominated to serve on the Board of Directors and concerning the other Directors continuing in office beyond the Annual Meeting.


                                    Director     Year Present    Position
                                   of Company     Term Will        With
Nominees (1)                Age      Since          Expire        Company
-----------------------------------------------------------------------------------

Joseph A. Bellavance         63       1983           2003        ---
Robert P. Keller             65       1983           2003        ---

Continuing Directors (1)
------------------------

Charles E. Clough            72       1968           2004        ---
John R. Kreick               58       1998           2004        Chairman and Chief
                                                                 Executive Officer
Martha E. O'Neill            45       1998           2004        ---
Stephen J. Densberger        52       1986           2005        Executive
                                                                 Vice President
Hannah M. McCarthy           56       1994           2005        ---
Charles J. Staab             53       1986           2005        Vice President,
                                                                 Treasurer and
                                                                 Chief Financial
                                                                 Officer

--------------------
<F1>  Except for Messrs. Densberger and Staab, all nominees and continuing
      Directors are also Directors of the Company's wholly owned subsidiaries, Pennichuck Water Works, Inc. and The Southwood Corporation. Mr. Densberger is a director of Pennichuck Water Works, Inc. Messrs. Densberger and Staab are also directors and officers of the Company's other wholly owned subsidiaries, Pennichuck Water Service Corporation, Pennichuck East Utility, Inc. and Pittsfield Aqueduct Company, Inc.

      The business experience of each of the above nominees, continuing Directors and of the executive officers of the Company during the last five years, and certain other pertinent information, is as follows:

      Joseph A. Bellavance - Mr. Bellavance is President and General Manager of Bellavance Beverage Company, Inc. and President of Bellavance Realty Corporation, both of Nashua. He received his Bachelor of Science degree in Business Administration from the University of New Hampshire. He is a director of the New Hampshire Wholesale Beverage Association, "New Hampshire The Beautiful," and a member of the American Legion and the Nashua Rotary Club.

      Charles E. Clough - Mr. Clough is the retired Chairman of Nashua Corporation. He holds a Master of Business Administration degree from the Amos Tuck School of Business and was affiliated with Nashua Corporation from 1957 until 1995. Mr. Clough also serves as a director of Hitchiner Manufacturing Company, Inc. of Milford, New Hampshire.

      Stephen J. Densberger - Mr. Densberger is Executive Vice President of the Company and has been affiliated with the Company since 1974. Mr. Densberger was the Treasurer of the Company from 1978 to 1983. Mr. Densberger also serves as Executive Vice President of Pennichuck Water Works, Inc. and as Vice President of The Southwood Corporation and Pennichuck Water Service Corporation. He is a director and President of Pittsfield Aqueduct Company, Inc. and of Pennichuck East Utility, Inc. and a director of Pennichuck Water Service Corporation. He holds a Master of Business Administration degree from the Whittemore School of Business and Economics of the University of New Hampshire. He is an active member and past President of the New Hampshire Water Works Association and past President of the New England Water Works Association. He is a Councilor on the N. H. Department of Environmental Services Water Council and a former alderman in the City of Nashua.

      Robert P. Keller - Mr. Keller is a Certified Public Accountant. In March 2002, he became Chairman and Chief Executive Officer of InStar Services Group, Inc. (a nationwide provider of insurance restorations and reconstruction services), headquartered in Fort Worth, Texas. From June 1995 to June 2001, he served as President and Chief Executive Officer of Dartmouth Capital Group, Inc., as President and Chief Executive Officer of Eldorado Bancshares, Inc. and as Chairman, President and Chief Executive Officer of Eldorado Bank of Laguna Hills, California and Chairman and Chief Executive Officer of Antelope Valley Bank of Lancaster, California.

      John R. Kreick - Dr. Kreick served as President of Sanders Associates and as a Vice President of the Lockheed Martin Corporation from January 1988 until March 1998. Dr. Kreick received his Bachelor of Science degree in physics from the University of Michigan in 1965. As a Rackman graduate fellow, he worked at the University's Space Physics Research Laboratory and received his Masters of Science degree in physics in 1966. He received his Ph.D. in theoretical physics from the University of Michigan in 1969 and he holds eight patents in infrared and electro-optical technology. Dr. Kreick is director of EMS Technology; a director of Navigator Technology Ventures; a trustee of Rivier College; and a trustee of Southern New Hampshire Regional Medical Center. He has also served on numerous Department of Defense panels and committees. He has been the Chairman of the Board of Draper Labs since October 2001. In 1993, Dr. Kreick received the Electronic Warfare Association's highest award - the Gold Medal of Electronic Warfare and is a recipient of Aviation Week magazine's Aerospace Laurels Award for his long-term contributions to electronic warfare.

      Hannah M. McCarthy - Ms. McCarthy is President of Daniel Webster College in Nashua, New Hampshire, a position that she has held since June, 1980. She earned her B.A. at Simmons College, and has done graduate work at Rivier College and New Hampshire College. Ms. McCarthy serves as the Chairperson of the New Hampshire Post-Secondary Education Commission and a director of the New Hampshire College and University Council and the Boys & Girls Club of Nashua.

      Martha E. O'Neill - Ms. O'Neill has been practicing as an attorney with the law firm of Clancy & O'Neill, P. A. in Nashua since 1982. She is a graduate of Wellesley College and Georgetown University Law Center. Ms. O'Neill serves on the Rivier College Board of Trustees, Mary A. Sweeney Home Board of Trustees, Charles H. Nutt Surgical Hospital Board, the Boys & Girls Club of Greater Nashua, Inc. Charitable Foundation Board of Trustees, the Currier Gallery of Art Advisory Council and the Southern New Hampshire Medical Center Board of Trustees.

      Charles J. Staab - Mr. Staab is Vice President, Treasurer and Chief Financial Officer of the Company and has been Treasurer since 1983. Mr. Staab also serves as Vice President and Treasurer of Pennichuck Water Works, Inc. and The Southwood Corporation. He is Treasurer and a director of Pennichuck Water Service Corporation, Pennichuck East Utility, Inc. and Pittsfield Aqueduct Company, Inc. He holds a Master of Business Administration degree from Rivier College and is a Certified Public Accountant. He is a member of the Finance Committee of the National Association of Water Companies, a member of the Board of Directors of the Nashua YMCA. He is a past director of the Nashua Children's Association, the United Way of Greater Nashua, the Home Health & Hospice Care and former President of the Northern New England chapter of the Financial Executives Institute.

      Bonalyn J. Hartley - Ms. Hartley has been with the Company since 1979 and was elected Vice President-Administration of the Company, Pennichuck Water Works, Inc. and The Southwood Corporation in 2001. Formerly, she served as Vice President - Controller for the Company and its subsidiaries. She is also Vice President - Administration and a director of Pennichuck Water Service Corporation, Pennichuck East Utility, Inc. and Pittsfield Aqueduct Company, Inc. She is a graduate of Rivier College with a Bachelor of Science Degree in Business Management. Ms. Hartley serves as a Trustee and Vice Chairperson of the Southern New Hampshire Medical Center and as a member of the Community Hospice Home Endowment Committee. She is also a member of the New England Chapter of the National Association of Water Companies and a member of the New England Water Works Association. She is a director for the Nashua & Souhegan Valley Chapter of the American Red Cross. Ms. Hartley is 58 years old.

      Donald L. Ware - Mr. Ware is Vice President of Engineering for the Company. He joined the Company in April 1995 and also serves as the Vice President of Engineering for Pennichuck Water Works, Inc. and The Southwood Corporation. He is also a Vice President and director of Pennichuck Water Service Corporation, Pennichuck East Utility, Inc. and Pittsfield Aqueduct Company, Inc. Prior to joining the Company, Mr. Ware was the general manager of the Augusta Water District in Augusta, Maine. He holds a Bachelor of Science degree in Civil Engineering from Bucknell University and is a licensed professional engineer in New Hampshire, Massachusetts and Maine. He also holds a Masters in Business Administration from the Whittemore Business School at the University of New Hampshire. Mr. Ware is 46 years old.

      During the year ended December 31, 2002, the Board of Directors of the Company held 22 meetings. The Board of Directors has established an Audit Committee, a Compensation and Benefits Committee and a Nominating Committee. These committees served the specific functions, and held the number of meetings, as described below. Each Director nominee and continuing Director attended 75% or more of the total of the number of meetings of the Board of Directors and the number of meetings of all committees of the Board on which he or she served.

Audit Committee

      The Audit Committee, presently comprised of Messrs. Keller and Bellavance and Ms. McCarthy, met four times during 2002. The Audit Committee, as further discussed in its Report included in this Proxy Statement, is required to select an independent firm to serve as the Company's auditors and to review with such firm the scope of its audit and its findings with respect thereto.

Compensation and Benefits Committee

      The Compensation and Benefits Committee, comprised of Messrs. Clough, Keller and Kreick, met twice during 2002. The Compensation and Benefits Committee is charged generally (i) to establish compensation for employees of the Company, (ii) to monitor the operation of the Company's qualified noncontributory, defined benefit pension plan and the Company's 401k Savings Plan for Employees and the performance of the trustee and administrator of these Plans, and to recommend changes to the Board, as and when appropriate, and (iii) to administer the Company's 1995 and 2000 Stock Option Plans.

Nominating Committee

      The Nominating Committee, comprised of Mr. Bellavance, Ms. McCarthy and Ms. O'Neill, met once during 2002. The Nominating Committee is charged generally with recommending for nomination to the Board of Directors, and as officers of the Company, those available individuals who are best qualified to serve in such capacities. The Nominating Committee will consider recommending names submitted by shareholders for nomination as Directors provided that such names are delivered to the Secretary of the Company by December 15 preceding the annual meeting at which such nominations will be acted upon.

Compensation of Directors

      Each of the independent members of the Board of Directors of the Company currently receives a fee of $8,000 annually. Additionally, each independent Board member receives $600 for each Board and committee meeting they attend while each Committee chairman also receives an additional $1,500 annually. Directors who are also salaried employees of the Company do not receive any separate compensation for services as a Director of the Company or of its subsidiaries.

                        REPORT OF THE AUDIT COMMITTEE

      The primary functions of the Audit Committee are to assist the Board of Directors in fulfilling its oversight responsibilities, focused on three areas:

* the adequacy of the Company's system of internal controls regarding accounting, finance, legal compliance and code of ethics.

* the Company's audit, accounting and financial reporting process and the reliability of the Company's financial statements.

* the independence and performance of the Company's independent auditors.

      The Audit Committee meets with management periodically to consider the adequacy of the Company's internal controls and the objectivity of its financial reporting. The Committee discusses these matters with the Company's independent auditors and with appropriate Company financial personnel. The Audit Committee appoints the independent auditors and reviews periodically their performance and independence from management.

      The Audit Committee of the Board of Directors is comprised of the three directors named below. The Directors who serve on the Committee are all "independent" for purposes of the National Association of Securities Dealers' listing standards. That is, the Board of Directors has determined that none of the members of the Audit Committee has a relationship to the Company that may interfere with its independence from the Company and its management.

      The Board of Directors has adopted a written charter setting out the audit related functions the Committee is to perform.

      Management has primary responsibility for the Company's financial statements and the overall reporting process, including the Company's system of internal controls.

      The independent auditors audit the annual financial statements prepared by management, express an opinion as to whether those financial statements fairly present the financial position, results of operations and cash flows of the Company in conformity with generally accepted accounting principles, and discuss with the Audit Committee any issues they believe should be raised with the Committee.

      This year, the Committee reviewed the Company's audited financial statements with management, including a discussion of the quality of the accounting principles applied and significant judgments made affecting those financial statements. Management has represented to the Committee that the financial statements were prepared in accordance with generally accepted accounting principles. The Committee also met with PricewaterhouseCoopers LLP, the Company's independent auditors for the fiscal year ended December 31, 2002, to discuss the firm's judgment of the quality of those principles as applied. We have also discussed such matters amongst the Committee members themselves.

      The Committee has received and discussed with PricewaterhouseCoopers LLP the written disclosure and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees).
These items relate to that firm's independence from the Company. The Committee has also discussed with PricewaterhouseCoopers LLP any matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

      Based on these reviews and discussions, the Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2002, for filing with the Securities and Exchange Commission.

                                       Robert P. Keller (Chairman)
                                       Joseph A. Bellavance
                                       Hannah M. McCarthy

      The foregoing "Report of the Audit Committee" shall not be deemed incorporated by reference by any general statement incorporating this Proxy Statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.


                     SECTION 16(a) BENEFICIAL OWNERSHIP
                            REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and Directors, and beneficial owners of more than ten percent of the Company's common stock, to file reports of ownership and changes in ownership of such common stock with the Securities and Exchange Commission ("SEC"). Generally, these persons must file such reports at the time they first become subject to Section 16(a) reporting, and thereafter following a change in ownership, if any. Officers, Directors and such greater than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) reports they file. The Company is required by SEC regulation to identify in its proxy statement those individuals for whom one of the referenced reports was not filed on a timely basis during the most recent fiscal year or prior fiscal years.

      To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations from each of such persons that no other reports were required, the Company believes that during the fiscal year ended December 31, 2002, all Section 16(a) filing requirements applicable to its officers, Directors and greater than ten percent beneficial owners were complied with on a timely basis.

                           EXECUTIVE COMPENSATION

Summary of Cash and Certain Other Compensation

Executive Officers

      The following table sets forth information for the fiscal years ended December 31, 2002, 2001 and 2000 concerning the compensation paid to the Chief Executive Officer and the other executive officers ("Named Executive Officers") for services performed in all capacities.

                         SUMMARY COMPENSATION TABLE


                                                                                Long-Term
                                                Annual Compensation            Compensation
                                         ----------------------------------    ------------
                                                                                Securities
  Name and Principal      Fiscal Year                                           Underlying        All Other
       Position           End Dec 31      Salary     Bonus (1)    Other (2)      Options       Compensation (3)
---------------------------------------------------------------------------------------------------------------

Maurice L. Arel,             2002        $222,500     $     0        -0-         4,000              $44,464
 President and Chief         2001        $213,125     $71,044        -0-         8,000              $46,722
 Executive Officer           2000        $180,750     $79,550        -0-         8,000              $46,520

Stephen J. Densberger,       2002        $124,999     $     0        -0-         2,500              $5,809
 Executive Vice              2001        $118,985     $25,151   -     0-         4,000              $5,892
 President                   2000        $112,970     $33,955        -0-         4,000              $5,312

Charles J. Staab,            2002        $115,115     $     0        -0-         2,500              $5,271
 Vice President,             2001        $106,602     $20,780        -0-         4,000              $5,218
 Treasurer and Chief         2000        $100,059     $25,487        -0-         4,000              $4,574
 Financial Officer

Bonalyn J. Hartley,          2002        $104,844     $     0        -0-         2,500              $4,654
 Vice President,             2001        $ 96,842     $19,293        -0-         4,000              $4,442
 Administration              2000        $ 87,148     $22,198        -0-         4,000              $3,973

Donald L. Ware,              2002        $106,900     $     0        -0-         2,500              $4,423
 Vice President,             2001        $ 95,135     $19,283        -0-         4,000              $4,152
 Engineering                 2000        $ 88,148     $22,198        -0-         4,000              $3,678

--------------------




<F1>  Bonus awards for services rendered during such year and paid in the following year.
<F2>  No information is given with respect to other compensation paid to or distributed in kind where such compensation did not exceed the lesser of $50,000 or 10% of the total reported salary and bonus for the named officer.
<F3>  For the fiscal years ended December 31, 2002, 2001 and 2000, respectively, for Mr. Arel includes (i) the cost to the Company for the purchase of a term life insurance policy ($8,466, $8,393 and $8,393), (ii) Company contributions to the Elective Savings Plan for Employees of Pennichuck Corporation ($5,597, $6,473and $6,798) and
      (iii) Company contributions to insurance premium paid with respect to Insurance Funded Deferred Compensation Agreement ($30,401, $31,856 and $31,329). For fiscal years ended December 31, 2002, 2001 and 2000, respectively, for Mr. Densberger includes (i) the cost to the Company for the purchase of a term life insurance policy ($1,304, $1,304 and $1,304) and (ii) Company contributions to the Elective Savings Plan for Employees of Pennichuck Corporation ($4,505, $4,588 and $4,008). For fiscal years ended December 31, 2002, 2001 and 2000, respectively, for Mr. Staab includes (i) the cost to the Company for the purchase of a term life insurance policy ($1,261, $1,261 and $1,261) and (ii) Company contributions to the Elective Savings Plan for Employees of Pennichuck Corporation ($4,010, $3,957 and $3,493). For fiscal years ended December 31, 2002, 2001 and 2000, respectively, for Ms. Hartley includes (i) the cost to the Company for the purchase of a whole life insurance policy ($930, $930 and $930) and (ii) Company contributions to the Elective Savings Plan for Employees of Pennichuck Corporation ($3,724, $3,512 and $3,042). For fiscal years ended December 31, 2002, 2001 and 2000, respectively, for Mr. Ware includes (i) the cost to the Company for the purchase of a term life insurance policy ($638, $632 and $632) and (ii) Company contributions to the Elective Savings Plan for Employees of Pennichuck Corporation ($3,785, $3,520 and $3,046).


Stock Option Grants During the Fiscal Year Ended December 31, 2002

      The following table sets forth information concerning the grant of stock options to acquire shares of the Company's common stock under the 2000 Stock Option Plan to the Chief Executive Officer and the Named Executive Officers during the fiscal year ended December 31, 2002.


                                         Individual Grants (1)
                         ------------------------------------------------------
                                        Percent                                    Potential Realizable
                                        of Total                                     Value At Assumed
                         Number of      Options                                      Annual Rates of
                         Securities    Granted to                                      Stock Price
                         Underlying     Employees     Exercise                       Appreciation for
                         Options        in Fiscal       Price       Expiration       Option Term (2)
        Name             Granted          Year        ($/Share)        Date           5%         10%
-------------------------------------------------------------------------------------------------------

Maurice L. Arel          4,000           22%           $27.00      Jan 25, 2012    $67,921    $172,120

Stephen J. Densberger    2,500           14%           $27.00      Jan 25, 2012    $42,451    $107,575

Charles J. Staab         2,500           14%           $27.00      Jan 25, 2012    $42,451    $107,575

Bonalyn J. Hartley       2,500           14%           $27.00      Jan 25, 2012    $42,451    $107,575

Donald L. Ware           2,500           14%           $27.00      Jan 25, 2012    $42,451    $107,575

--------------------




<F1>  The exercise price of the options granted is equal to the fair market value of the Company's common stock on the date of grant. The options are exercisable on the date of the grant and expire ten years thereafter.
<F2>  Potential realizable values are calculated on the assumption that the market value of the underlying stock increases from the date of grant at an annualized rate of return of 5% and 10% compounded annually for the ten-year term of the option and that the option is exercised and sold on the last day of its term for the appreciated stock price.


Stock Option Exercises and Fiscal Year End Values

      The following table sets forth information concerning the number and the fiscal year end value of unexercised options held by the Chief Executive Officer and the Named Executive Officers at December 31, 2002. There were no exercises of stock options by those officers during 2002. The value of unexercised, in-the-money options at December 31, 2002, is the difference between its exercise price and the fair market value of the underlying stock on such date. These values have not been, and may never be, realized. The underlying options have not been, and may never be, exercised; and actual gains, if any, on exercise will depend on the value of Company common stock on the date of exercise.


                                                              Number Of                Value of Unexercised
                                                         Unexercised Options           In-the-Money Options
                          Shares                         At Fiscal Year End            At Fiscal Year End (1)
                          Acquired        Value     ----------------------------    ---------------------------
        Name             On Exercise    Realized    Exercisable    Unexercisable    Exercisable    Unexercisable
----------------------------------------------------------------------------------------------------------------

Maurice L. Arel               -             -          20,000           -0-           $121,460          -0-

Stephen J. Densberger         -             -          15,500           -0-           $147,717          -0-

Charles J. Staab              -             -          12,500           -0-           $ 88,055          -0-

Bonalyn J. Hartley            -             -          10,500           -0-           $ 61,695          -0-

Donald L. Ware                -             -          10,594           -0-           $ 62,933          -0-

--------------------
<F1>  The closing price of the Company's common stock as reported on the
      Nasdaq National Market System on December 31, 2002 was $28.93 per share and is used in calculating the value of unexercised options.

Pension Plan

      The Company maintains a qualified, non-contributory defined-benefit pension plan for all qualifying employees of the Company and its subsidiaries. In general, the pension plan provides for monthly payments to or on behalf of each covered employee based upon such employee's career averaged annual compensation prior to retirement and the employee's covered years of service. Directors who are not employees are not eligible to participate in the plan. The pension plan includes optional early retirement benefits, provided a participant has attained age 55 and has completed ten or more years of covered service. Under the pension plan, the Company makes an annual contribution for the benefit of eligible employees computed on an actuarial basis. All contributions to the fund and expenses of administering the fund are paid by the Company.

      The following table shows the estimated annual benefits payable under the pension plan for specified averaged career salaries and covered years of service. Benefits shown in the table are computed on a straight life annuity basis and are not subject to any deduction for Social Security or other offset amounts.

Annual Pension Benefit Based on Years of Service (1)



                                Estimated Annual Pension Benefit Based on Service of
      Career Averaged    -------------------------------------------------------------------
          Salary         5 Years    10 Years    15 Years    20 Years    25 Years    30 Years
--------------------------------------------------------------------------------------------

          $ 60,000         7,000     14,000      18,800      23,300      27,800      32,700
            80,000         9,300     18,700      24,900     31,000       37,300      43,700
           100,000        11,700     23,500      31,200     38,900       46,700      54,700
           120,000        14,000     28,000      37,300     46,900       56,100      65,400
           140,000        16,300     32,700      43,700     54,500       65,100      75,300
           160,000        18,700     37,300      49,700     61,700       73,000      83,500
           180,000        21,000     42,000      55,500     67,900       79,700      91,500
           200,000        23,300     46,700      60,000     73,200       86,400      99,600

--------------------
<F1>  Calculation of Normal Retirement Benefit at age 65.


      Years of service at December 31, 2002 and 2002 compensation covered by the pension plan, for the Chief Executive Officer and the Named Executive
Officers: Mr. Arel, 18 years, $293,544; Mr. Densberger, 28 years, $150,150; Mr. Staab, 19 years, $135,895; Ms. Hartley, 22 years, $124,137; and Mr. Ware, 7 years, $126,183. Pursuant to the provisions of the pension plan, these covered compensation figures represent total cash compensation received during 2002 (including salary plus bonus for services rendered during 2001) and therefore differ from the salary reported in the Cash Compensation Table set forth above.

Executive Agreements

      In July 1995, the Company and Maurice L. Arel entered into an Employment Agreement pursuant to which Mr. Arel served as President and Chief Executive Officer of the Company and its principal subsidiaries, Pennichuck Water Works, Inc., The Southwood Corporation and Pennichuck Water Service Corporation. Also, in June 1994, Mr. Arel and the Company entered into an Insurance Funded Deferred Compensation Agreement designed to provide Mr. Arel, in certain instances, with supplemental benefits upon retirement.

      On April 2, 2003, Mr. Arel ceased to be President and Chief Executive Officer of the Company and its subsidiaries, and his employment with the Company and its subsidiaries will terminate in early May 2003. Mr. Arel's cessation as President and Chief Executive Officer has occurred, and his employment will terminate, without prejudice to any claims either he or the Company may have with respect to the Employment Agreement and the Insurance Funded Deferred Compensation Agreement (as described below), including but not limited to the circumstances under which Mr. Arel's employment terminated.

      Mr. Arel's Employment Agreement provided for a continuously renewing three-year term and for the payment of a base salary as well as participation in any bonus and incentive compensation, stock option and employee benefit programs available to the Company's executive officers, together with life insurance in the amount of four (4) times his annual salary. See "Executive Compensation - Summary of Cash and Certain Other Compensation" above. In the event the Company terminated Mr. Arel's employment other than for "cause" or within six (6) months of an event constituting a "change of control," he would be entitled to a severance payment equal to two (2) times his then current salary and fringe benefits. For purposes of Mr. Arel's agreement, "cause" would exist if Mr. Arel is subject to a finding by the Board of Directors that (a) with respect to his actions or failure to act concerning the Company and its affairs, he has been personally dishonest, engaged in willful misconduct or fraud or breached a fiduciary duty, or (b) he has intentionally failed to perform the duties reasonably assigned to him. A "change of control" has been defined as (i) a merger or consolidation which results in the Company's then existing shareholders holding less than 50% of the outstanding stock of the surviving corporation in the merger, (ii) the sale of substantially all of the assets of the Company, or (iii) a transaction or series of related transactions in which more than 50% of the voting power of the Company is disposed of.

      The Insurance Funded Deferred Compensation Agreement was designed to provide Mr. Arel with supplemental benefits such that, subject to the terms and conditions of the agreement, upon retirement he would receive at least sixty percent (60%) of the average of his last three years' annual base salary compensation. In order to fund this supplemental benefit, the Company purchased and agreed to maintain a Company-owned cash value life insurance policy that, together with funds available under the Company's defined benefit pension plan annuity, the annuity value of the Company's contributions to Mr. Arel's 401(k) plan and fifty percent (50%) of his projected social security benefits, is to equal the Company's obligations under the agreement. As of December 31, 2002, the supplemental benefit that would be payable annually by the Company under the agreement was approximately $57,140. In the event of a termination by the Company of Mr. Arel for cause, the Company has no further obligations under the agreement. For purposes of the agreement, "cause" has the same definition as summarized in the preceding paragraph.

      Messrs. Densberger, Staab and Ware and Ms. Hartley are each party to a Change of Control Agreement with the Company intended to ensure continuity in the management of the Company in the event of a 'change of control' of the Company. Each such agreement provides for a continuously renewing three-year term and for the payment of the respective executive's then current base salary and continuation of health and life insurance benefits for a twelve month period upon the occurrence of both (a) a change of control and (b) a termination of employment or substantial reduction or alteration in the executive's responsibility, authority or compensation for reasons other than good cause. For purposes of these agreements, a change of control is deemed to have occurred if (i) any person or group acting in concert acquires fifty-one percent (51%) or more of the Company's voting power, (ii) a merger or share exchange occurs which results in the Company's shareholders holding less than fifty percent (50%) of the total voting power after such transaction, (iii) there is a change in the majority of the Board of Directors of the Company other than by nominations approved by the then current Board of Directors, or (iv) there shall be a sale or other transfer of all or substantially all of the assets of the Company or its subsidiaries to a non-affiliated party.

Equity Compensation Plans

      The following table summarizes information, as of December 31, 2002, relating to the equity compensation plans of the Company pursuant to which equity securities of the Company are authorized for issuance.


                             EQUITY COMPENSATION PLAN INFORMATION

                                                                                      Number of securities
                                                                                     remaining available for
                                                                                      future issuance under
                             Number of securities to    Weighted-average               equity compensation
                             be issued upon exercise    exercise price of               plans (excluding
                             of outstanding options,    outstanding options,         securities reflected in
                               warrants and rights       warrants and rights              column (a))
-----------------------------------------------------------------------------------------------------------------

Plan category                          (a)                    (b)                               (c)

Equity compensation plans
 approved by security
 holders (1)                         85,395                $21.88                            177,772
Equity compensation plans
 not approved by security
 holders (2)                            -0-                     -               No express number set by plan (2)

Total                                85,395                $21.88                            177,772


--------------------
<F1>  These plans are the Company's 1995 Stock Option Plan and the 2000
      Stock Option Plan.
<F2>  The Company adopted a Deferred Compensation Program for Directors of
      Pennichuck Corporation in 1987, as amended in 1997 (the "Plan"). The Plan enables directors to defer receipt of all or part of their annual retainer and meeting fees until the individual ceases to be a director or upon age 70, if earlier. Participating directors under the plan have the option of (1) deferring receipt of such fees, with interest accruing thereon based on the Company's average cost of money for its short term borrowings, or (2) converting such fees on a semi-annual basis into common share equivalents based on the closing bid price of the Company's common stock on the conversion date, with dividends credited to the participant on such unit share equivalents and similarly converted into additional common share equivalents. Upon termination of the deferral period, participating directors receive a distribution consisting either of the full amount of cash and interest accrued to his/her account or shares of restricted common stock of the Company equal to the number of unit share equivalents so accumulated. No directors are presently participating in this Plan. The plan does not provide for a maximum number of shares of common stock that may be issued under the Plan.


                         REPORT OF THE COMPENSATION
                           AND BENEFITS COMMITTEE

General

      The Compensation and Benefits Committee of the Board of Directors (the "Compensation Committee") is comprised of three members of the Board of Directors. The Compensation Committee is responsible for establishing the Company's executive compensation program, including matters relating to the grant of options to purchase Company stock and any performance-based compensation for Company executives, subject to the concurrence of the Board of Directors.

Compensation Philosophy

      The Compensation Committee aims to ensure that the Company's executive compensation program enables the Company to attract, retain, motivate and reward the talented executives it needs to achieve the Company's goals of increasing shareholder value and maintaining a leadership position within the water utility industry. The Committee retained independent consultants in 2001 to conduct an analysis of the Company's compensation program and to advise them whether the total compensation opportunity available to Company executives is competitive with the median remuneration received by those in positions of similar responsibilities in other comparable companies.

      The Compensation Committee's intent is to motivate its senior executives to achieve the Company's goals of providing its customers with high quality, cost-effective, reliable water services; managing the Company's real estate and other water service related activities; and providing the Company's shareholders with a market-based return on their investment.

      Toward that end, the compensation program:

      * Provides compensation levels that are competitive with those provided by companies with which the Company may compete for executive talent.
      * Motivates senior executives to meet and exceed certain corporate financial goals and to achieve the Company's strategic business initiatives, and rewards them in the form of incentive compensation for the Company's achievements.
      * Creates a strong link between stockholder and financial performance in the form of equity compensation for the Company's executive officers.

Compensation Program

      The compensation program for the Company's executive officers is comprised of a base salary, an annual incentive opportunity and a long-term equity incentive opportunity. Executive officers may also participate in the Company's Savings Plan for Employees and other benefit plans generally available to all levels of salaried employees.

Base Salary

      The President, with the concurrence of the Compensation Committee, annually sets the salary for each executive officer other than himself based on the assessment of that executive officer's responsibilities, performance and accomplishments over the prior years and the established goals and objectives for that executive for the upcoming year.

      The performance of each executive officer is reviewed annually. The Compensation Committee reviews and approves all executive officer salary adjustments as recommended by the President. The Compensation Committee reviews the President's performance and establishes his base salary.

      Incentive Compensation

      The Compensation Committee has established an annual incentive bonus program that provides an opportunity to earn an annual cash incentive award when certain corporate financial goals are achieved. Cash bonuses for executive officers are paid once a year in the year following the fiscal year for which the stated goals were met. The Committee established an incentive compensation goal for the Company's executive officers in the beginning of the 2002 fiscal year based on the achievement of certain earnings per share in that year. None of the executive officers of the Company received an incentive cash award for 2002 services because of the Company's failure to achieve the established financial target in fiscal 2002. Annual incentive awards attributed to the executive officers in the prior years 2001 and 2000, based on goals exceeded in that respective year, are shown in the Compensation Table of this Proxy Statement.

      Equity-Based Program

      The Company's equity-based awards consist principally of stock options that are granted from time to time under the Company's stock option plans and are designed to align management interests with those of shareholders. The Committee bases grants of equity-based awards on various factors, including each executive officer's ability to contribute to the Company's future success and the other elements of such officers' compensation. The exercise price of stock options is equal to the fair market value of the stock when granted, and will result in an award for the executive only in the event of appreciation in the stock price. The Compensation Committee believes that stock options enable the Company to compete in the marketplace for executive talent and further align the interests of executives with those of shareholders. The Company's stock options generally vest on the date of grant, immediately tying the executive to the Company's stock performance.

President's Compensation

      Mr. Arel's compensation for fiscal 2002 consisted of a base salary, an annual incentive bonus opportunity for corporate financial goals achieved in fiscal 2002, and equity compensation in the form of stock options (both incentive and non-qualified options). When determining the components of Mr. Arel's compensation for fiscal 2002, the Compensation Committee gave consideration to the compensation paid to chief executive officers of other similarly sized publicly owned companies in comparable industries, taking into account the performance of both the water-utility segment and Mr. Arel's particular responsibility over the real estate development segment. Mr. Arel received an incentive compensation bonus in 2002 in the amount of $71,044 based on the achievement of the Company's corporate financial targets in fiscal 2001. He also received options to acquire 4,000 shares of common stock under the Company's option plans in early 2002, with an exercise price based on the fair market value of the stock on the date of grant; these options vested immediately. Mr. Arel did not receive any incentive compensation bonus in 2003 based on the Company's failure to achieve the established financial target in fiscal 2002; no options to acquire Company stock were granted to Mr. Arel in early 2003.

      The Internal Revenue Code generally imposes a limitation on the deduction for federal income tax purposes of compensation paid in any one year, subject to certain specified exceptions. The Company's policy is to have all compensation fully deductible. Given the level of compensation paid to the Chief Executive Officer and the other executive officers named in the Summary Compensation Table, the deduction limitation is presently inapplicable to the Company. The Company will address this limitation if and when it becomes applicable to the Company's compensation program.

                                       Respectfully submitted,

                                       Charles E. Clough (Chairman)
                                       Robert P. Keller
                                       John R. Kreick


      The foregoing "Report of the Compensation and Benefits Committee" shall not be deemed incorporated by reference by any general statement incorporating this Proxy Statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.


                        COMPARATIVE STOCK PERFORMANCE

      The following graph provides a comparison of the yearly cumulative total shareholder return on the common stock of the Company for the last five years with the yearly cumulative total return on the Standard & Poor's 500 Index and the average yearly cumulative total return of an industry peer group over the same period, assuming a $100 investment on December 31, 1997. All of these cumulative returns are computed assuming the reinvestment of dividends at the frequency with which dividends were paid during applicable years. Historical stock performance during this period may not be indicative of future stock performance.


Company Name / Index      12/31/97    12/31/98    12/31/99    12/31/00    12/31/01    12/31/02
----------------------------------------------------------------------------------------------

Pennichuck Corporation      100        177.61      279.54      251.57      329.03      363.05
S&P 500 Index               100        128.58      155.63      141.46      124.65       97.10
Peer Group*                 100        124.60      105.33      134.80      173.93      181.70

--------------------
* The Peer Group companies consist of American States Water Co., American Water Works, Inc., Artesian Resources Corporation, BIW Ltd. California Water Service Group, Connecticut Water Service Inc., Middlesex Water Company, Pennichuck Corporation, Philadelphia Suburban Corporation, SJW Corporation, Southwest Water Company and The York Water Company.

                  RELATIONSHIP WITH INDEPENDENT ACCOUNTANTS

Appointment of Independent Accountants

      The Audit Committee of the Board of Directors has appointed PricewaterhouseCoopers LLP as the independent accountants for the Company for the fiscal year ending December 31, 2003, subject to ratification of the shareholders. The Board of Directors recommends a vote FOR the ratification of the appointment of PricewaterhouseCoopers LLP as independent accountants for the Company to audit the books and accounts of the Company for the fiscal year ending December 31, 2003. No determination has been made as to what action the Audit Committee and the Board of Directors would take if the shareholders do not ratify the appointment. Representatives of PricewaterhouseCoopers LLP, the Company's independent accountants for the fiscal year ended December 31, 2002, are expected to be in attendance at the Annual Meeting and will have the opportunity to make a statement, should they desire to do so, and are expected to be available to respond to questions.

      Arthur Andersen LLP served as the Company's independent accountants for the fiscal years ended December 31, 2000 and December 31, 2001. On March 26, 2002, the Company determined not to renew the engagement of Arthur Andersen LLP, and to appoint PricewaterhouseCoopers LLP as its new independent accountants, subject to ratification of the Company's shareholders at its 2002 annual meeting of shareholders. The determination not to renew the engagement of Arthur Andersen LLP and to retain PricewaterhouseCoopers LLP was approved by the Board of Directors upon recommendation of its Audit Committee. Arthur Andersen was dismissed effective as of March 31, 2002.

      Arthur Andersen LLP's reports on the Company's financial statements for the fiscal years ended December 31, 2000 and December 31, 2001 did not contain an adverse opinion or a disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope, or accounting principles. During the Company's fiscal years ended December 31, 2000 and December 31, 2001, and the subsequent interim period through March 26, 2002, there were no disagreements with Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Arthur Andersen LLP, would have caused them to make reference to the subject matter of the disagreements in connection with their reports. None of the reportable events described under Item 304
(a)(1)(v) of Regulation S-K occurred within the Company's fiscal years ended December 31, 2000 and December 31, 2001 and the subsequent interim period through March 26, 2002.

      During the Company's fiscal years ended December 31, 2000 and December 31, 2001, and the subsequent interim period through March 26, 2002, the Company did not consult with PricewaterhouseCoopers LLP regarding any of the matters or events set forth in Item 304 (a)(2)(i) and (ii) of Regulation S-K

Audit Fees

      General. The aggregate fees billed to the Company by PricewaterhouseCoopers LLP for professional services rendered in connection with the annual audit of the Company's financial statements and for the reviews of the Company's quarterly financial statements totaled $124,260 during the fiscal year ended December 31, 2002.

      Financial Information Systems Design and Implementation Fees. PricewaterhouseCoopers LLP earned no fees for any information technology services (of the type described in Rule 2-01(c)(4)(ii) of Regulation S-X) during the fiscal year ended December 31, 2002.

      All Other Fees. PricewaterhouseCoopers LLP rendered and billed the Company an aggregate of $22,500 for non-audit related services during the fiscal year ended December 31, 2002 other than the audit services described above. Of the non-audit services, $11,000 was for corporate income tax consultations and $11,500 was for merger-related issues.

      The Audit Committee has considered whether the provision of the services described in the preceding two paragraphs are compatible with maintaining PricewaterhouseCoopers's LLP independence in the conduct of its auditing functions.

ANNUAL REPORT ON FORM 10-K

      The Company's Annual Report on Form 10-K is available without charge upon request from our Shareholder Relations department at Pennichuck Corporation, Four Water Street, P.O. Box 448, Nashua, New Hampshire 03061-0448, Attention: Shareholder Relations; Telephone No. (603) 882-5191.

OTHER MATTERS

      The Board of Directors knows of no business that will be presented for consideration at the Annual Meeting other than those items set forth in this Proxy Statement. The enclosed proxy confers upon each person entitled to vote the shares represented thereby discretionary authority to vote such shares in accordance with his or her best judgment with respect to any other matters which may properly be presented for action at the meeting.

                            PENNICHUCK CORPORATION

              PROXY FOR THE 2003 ANNUAL MEETING OF SHAREHOLDERS
                      TO BE HELD TUESDAY, MAY 27, 2003

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY
                 AND SHOULD BE RETURNED AS SOON AS POSSIBLE

      The undersigned having received notice of the 2003 Annual Meeting of Shareholders and the Board of Directors' proxy statement therefor, and revoking all prior proxies, hereby appoint(s) Charles E. Clough and Robert
P. Keller, and each of them, attorneys or attorney of the undersigned (with full power of substitution in them and each of them) for and in the name(s) of the undersigned to attend the 2003 Annual Meeting of Shareholders of PENNICHUCK CORPORATION (the "Company") to be held on Tuesday, May 27, 2003 at 3:00 p.m., local time, at the Marriott Hotel, 2200 Southwood Drive, Nashua, New Hampshire, and any adjournments thereof, and there to vote and act upon the following matters in respect of all shares of stock of the Company which the undersigned may be entitled to vote or act upon, with all the powers the undersigned would possess if personally present.

      In their discretion, the proxy holders are authorized to vote upon such other matters as may properly come before the meeting or any adjournments thereof. The shares represented by this proxy will be voted as directed by the undersigned. If no direction is given with respect to any election to office or proposal, this proxy will be voted as recommended by the Board of Directors. Attendance of the undersigned at the meeting or at any adjournment thereof will not be deemed to revoke this proxy unless the undersigned shall revoke this proxy in writing.

              (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)

                         Please date, sign and mail
                           your proxy card in the
                          envelope provided as soon
                                as possible.

                      ANNUAL MEETING OF SHAREHOLDERS OF
                           PENNICHUCK CORPORATION

                                May 27, 2003


               Please detach and mail in the envelope provided

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]

1. To elect the following nominees for director (except as marked below)

                                NOMINEES:
[ ] FOR ALL NOMINEES            [ ] Joseph A. Bellavance
                                [ ] Robert P. Keller
[ ] WITHHOLD AUTHORITY
    FOR ALL NOMINEES

[ ] FOR ALL EXCEPT
    (See instructions below)

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here. [X]

---------------------------------------------------------------------------

                                         FOR       AGAINST     ABSTAIN
2. To ratify the appointment of          [ ]         [ ]         [ ]
PricewaterhouseCoopers LLP as the
Company's independent public
accountants for the year ending
December 31, 2003.

      THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER(S). IF NO OTHER INDICATION IS MADE, THE PROXIES SHALL VOTE "FOR" ALL DIRECTOR NOMINEES AND "FOR" PROPOSAL NUMBER 2.

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, YOU ARE URGED TO SIGN, DATE AND MAIL THIS PROXY IN THE ACCOMPANYING ENVELOPE.

A VOTE "FOR" ALL DIRECTOR NOMINEES AND A VOTE "FOR" PROPOSAL NUMBER 2 IS RECOMMENDED BY THE BOARD OF DIRECTORS.

      IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENT THEREOF.

---------------------------------------------------------------------------
To change the address on your account, please check the box at right and    [ ]
indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

MARK HERE IF YOU PLAN TO ATTEND THE MEETING [ ]

Signature of Shareholder___________________________________ Date__________

Signature of Shareholder___________________________________ Date__________
Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.